                                                                    EXHIBIT 99.2

     On December  15, 2006,  the Company sold all of the issued and  outstanding membership  interests in BDR Broadband,  LLC (which prior to the transaction had been a wholly owned subsidiary of the Company) to DirecPath  Holdings,  LLC. The following  unaudited  pro  forma  condensed  consolidated  balance  sheet  as of
September 30, 2006 is presented as if the sale transaction had been completed as
of  such  date.  The  following  unaudited  pro  forma  condensed   consolidated
statements of operations for the year ended December 31, 2005 and the nine month period ended  September  30, 2006 are presented as if the sale  transaction  had been completed as of January 1, 2005 and January 1, 2006, respectively.

     The unaudited pro forma condensed consolidated financial statements include specific assumptions and adjustments related to the sale of BDR Broadband,  LLC.
The pro forma  adjustments have been made to illustrate the estimated  financial effect of the sale  transaction as if the sale  transaction  had occurred on the dates set forth above. The adjustments are based upon available  information and assumptions that the Company believes are reasonable as of the date of this Form
8-K filing.  Assumptions  underlying the pro forma  adjustments are described in
the  notes   accompanying  the  pro  forma  condensed   consolidated   financial
information  presented  and  should be read in  conjunction  with the  Company's historical  financial  statements  and related notes  contained in the Company's quarterly  report on Form 10-Q for the period ended  September  30, 2006 and the
Company's  annual  report on Form 10-K for the fiscal  year ended  December  31,
2005.  In the  opinion  of  management,  the  accompanying  unaudited  pro forma condensed  consolidated  balance sheet and  statements of operation  include all material  adjustments  necessary to reflect, on a pro forma basis, the impact of the sale transaction on the historical financial information of the Company.

     The unaudited pro forma condensed  consolidated  financial  information has been  presented for  informational  purposes  only and is not  indicative of any future  results of  operation  or results  that might have  occurred if the sale transaction had actually been completed on the indicated dates.

               BLONDER TONGUE LABORATORIES, INC. AND SUBSIDIARIES
                  Pro Form Condensed Consolidated Balance Sheet
                                 (in thousands)
                                   (unaudited)

                                                  As of September 30, 2006
                                     -------------------------------------------

                                                     Pro Forma        Pro Forma
                                      As Reported   Adjustments(1)   As Adjusted
                                     ------------- ---------------- ------------

      Assets

Current assets:
  Cash                                       144          74            70
  Accounts Receivable - net                4,551         261         4,290
  Inventories, non-current                 8,702           0         8,702
  Other current assets                     1,148           0         1,148
                                          -------    --------       ------------
      Total current assets                14,545         335        14,210
  Inventories, non-current                 4,996           0         4,996
  Property, plant & equipment - net        5,790       1,125         4,665
  Intangibles                              2,194         611         1,583
  Other assets                             1,303          67         1,236
  Deferred income taxes                    1,705                     1,705
                                          -------    --------       --------

                                          30,533       2,138        28,395
                                          =======    ========       ========

      Liabilities & Stockholder's Equity
Current liabilities:
  Current portion of long-term debt        2,859           0         2,859
  Accounts payable                         2,449          53         2,396
  Other current liabilities                1,356         148         1,208
                                          -------    --------       --------
      Total current liabilities            6,664         201         6,463
                                          -------    --------       --------
Long-term debt                             3,124                     3,124
  Common stock                                 8                       8
  Paid-in capital                         24,371                    24,371
  Retained earnings                        3,528       1,937         1,591
  Accumulated other comprehensive loss      (821)                     (821)
       Treasury stock                     (6,341)                   (6,341)
                                          -------    --------      --------
      Total stockholders' equity          20,745       1,937        18,808
                                          -------    --------      --------
                                          30,533       2,138        28,395
                                          =======    ========      =========

          See accompanying notes to consolidated financial statements.

               BLONDER TONGUE LABORATORIES, INC. AND SUBSIDIARIES
             Pro Form Condensed Consolidated Statement of Operations
                    (in thousands, except per share amounts)
                                   (unaudited)

                                             Year Ended December 31, 2005
                                   ---------------------------------------------

                                                     Pro Forma        Pro Forma
                                       As Reported  Adjustments(2)   As Adjusted
                                      ------------- -------------- -------------

Net sales                                   36,468        1,738      34,730
Cost of good sold                           28,164          765      27,399
                                          ----------  -----------  ----------
       Gross profit                          8,304          973       7,331

Operating Expenses:
       Selling expenses                      4,481            0       4,481
       G & A                                 6,542        1,520       5,022
       R & D                                 1,552            0       1,552
                                          -----------  -----------  ----------
                                            12,575        1,520      11,055
                                          -----------  -----------  ----------
Earnings (loss) from operations             (4,271)        (547)     (3,724)

Other expenses
       Interest expense                       (796)            0       (796)
       Interest income & other income            4            3           1
       Equity in loss of BTT                  (437)            0       (437)
                                          -----------  -----------  ----------
                                            (1,229)            3     (1,232)
                                          -----------  -----------  ----------
Net loss                                    (5,500)        (544)     (4,956)
                                          ===========  ===========  ==========
Basic & diluted loss per share               (0.69)                   (0.62)
                                          ===========               ==========
Basic & diluted weighted
average shares outstanding                   8,015                    8,015

          See accompanying notes to consolidated financial statements.

               BLONDER TONGUE LABORATORIES, INC. AND SUBSIDIARIES
             Pro Form Condensed Consolidated Statement of Operations
                    (in thousands, except per share amounts)
                                   (unaudited)

                                            Nine Months Ended September 30, 2006
                                 ---------------------------------------------------------------

                                                      Pro Forma       Pro Forma
                                     As Reported    Adjustments(3)   As Adjusted
                                    --------------- --------------- ------------

Net sales                                 29,977        1,410          28,567
Cost of good sold                         19,305          486          18,819
                                       ----------     -------------- -----------
       Gross profit                       10,672          924           9,748

Operating Expenses:
       Selling expenses                    3,564            0           3,564
       G & A                               5,306        1,291           4,015
       R & D                               1,190            0           1,190
                                       ----------    --------------- -----------
                                          10,060        1,291           8,769
                                       ----------    ---------------- ----------
Earnings (loss) from operations              612         (367)            979

Other expenses
       Interest expense                     (542)           0            (542)
       Interest income & other income          0            0               0
       Equity in loss of BTT                (107)           0            (107)
                                       -----------   --------------- -----------
                                            (649)           0            (649)
                                       -----------   --------------- -----------
Net loss                                     (37)        (367)            330
                                       ============  ============== ============
Basic & diluted loss per share             (0.00)                        0.04
                                       ============               ==============
Basic & diluted weighted
average shares outstanding                 7,845                        7,845

          See accompanying notes to consolidated financial statements.

BLONDER TONGUE LABORATORIES, INC.
Notes to Unaudited Condensed Consolidated Pro Form Financial Statements

(1) The  adjustment  amounts set forth in this column  represent  the  estimated balances of the corresponding balance sheet accounts of BDR Broadband, LLC as of
September 30, 2006.

(2) The adjustment  amounts set forth in this column represent the corresponding accounts as set forth on BDR  Broadband,  LLC's  Statement of Operation  for the
year ended December 31, 2005.

(3) The adjustment  amounts set forth in this column represent the corresponding estimated  accounts as set forth on BDR Broadband,  LLC's Statement of Operation for the nine months ended September 30, 2006.